AQUILA THREE PEAKS HIGH INCOME FUND
                        Supplement to the Prospectus for
                        Class A Shares and Class C Shares
                              Dated April 30, 2008


     The Table of Fees and Expenses of the Fund is replaced by the following:

                       AQUILA THREE PEAKS HIGH INCOME FUND
                          FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                          Class A        Class C
                                           Shares         Shares

   Shareholder Fees
   (fees paid directly from your investment)

   Maximum Sales Charge (Load)
   Imposed on Purchases.....
   (as a percentage of offering price)      4.00%       None

   Maximum Deferred Sales Charge (Load).....None(1)     1.00%(2)
   (as a percentage of the lesser of
   redemption value or purchase price)

   Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends
   or Distributions
   (as a percentage of offering price)...... None        None
   Redemption Fee (as a percentage of
   redemption proceeds)..................... None(3)     None
   Exchange Fees............................ None        None


Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)


Management Fee ...........................0.65%       0.65%
Distribution (12b-1) Fee .................0.20%       0.75%
Other:
 Service Fee........................None        0.25%
 Other Expenses (4).................1.84%       1.84%
   Total(4)...............................1.84%       2.09%
Total Annual Fund
 Operating Expenses (4)...................2.69%       3.49%
Total Fee Waivers
and/or Reimbursement(5)...................1.69%       1.69%
Net Expenses(5)...........................1.00%       1.80%

(1) If you buy Class A Shares in transactions of $1 million or more there is no sales charge but you will be subject to a contingent deferred sales charge of up to 1% if you redeem your shares during the first two years after purchase and up to 0.50 of 1% if you redeem your shares during the third and fourth years after purchase.

(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds if you redeem your shares during the first 12 months after purchase.

(3) If you purchase Class A Shares without a sales charge and the shares are not subject to a contingent deferred sales charge, you will pay a redemption fee of 1.00% of the redemption value of any of those shares that you redeem within 90 days of purchasing them.

(4) The expense ratios for the fiscal year ended December 31, 2007 after giving effect to the waivers, expense reimbursement and the expense offset for uninvested cash balances were incurred at the following annual rates: total Fund operating expenses were 1.00% for Class A Shares and were 1.80% for Class C Shares, respectively.

(5) The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2008 through December 31, 2008 so that total Fund expenses will not exceed 1.00% for Class A Shares or 1.80% for Class C Shares. In addition, the Manager has contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2009 through December 31, 2009 so that total Fund expenses will not exceed 1.00% for Class A Shares or 1.80% for Class C Shares. The Manager has advised the Fund that it intends to continue to waive fees and/or reimburse Fund expenses thereafter for so long as may be necessary to keep the Fund competitive. In general, however, the Manager may recover from the Fund fees and expenses waived or reimbursed to the extent that the net unreimbursed Total Annual Fund Operating Expenses do not exceed contractual limitations.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                        1 year(6)   3 years   5 years    10 years
Class A Shares..........  $498       $1,048   $1,623     $3,181
Class C Shares..........  $283       $  914   $1,668     $3,306(7)


         You would pay the following expenses if you did not redeem your Class C shares:

Class C Shares.......     $183       $  914   $1,668     $3,306(7)


(6) Absent fee waivers and reimbursements, one-year expenses would be $661 for Class A Shares, $352 for Class C Shares without redemption and $452 for Class C Shares with redemption, and, accordingly, the expenses for 3, 5 and 10 years would be higher as well.

(7) Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Over time, long-term Class C Shareholders could pay the economic equivalent of an amount that is more than the maximum front-end sales charge allowed under applicable regulations because of the 12b-1 fee and service fee.


                         The Date of this supplement is
                                January 23, 2009